Exhibit 10.1

INCREMENTAL AMENDMENT NO. 1, dated as of January 7, 2016 (this “Incremental Amendment No. 1”), to the Second Amended and Restated Credit Agreement, dated as of February 3, 2014 (as amended, supplemented and modified from time to time, the “Credit Agreement”), by and among LAMAR MEDIA CORP., a Delaware corporation (the “Company” or the “Borrower”), LAMAR ADVERTISING COMPANY, a Delaware corporation (solely with respect to Sections 5 and 7 hereof, “Holdings”), the SUBSIDIARY GUARANTORS party hereto, the LENDERS party hereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent (the “Administrative Agent”). Capitalized terms used herein without definition have the meanings given such terms by the Credit Agreement.

WHEREAS, the Borrower has requested that the Term A-1 Loans (as defined below) be established as a new Class of Incremental Term Loans pursuant to Section 2.01(c) of the Credit Agreement on the terms set forth in this Incremental Amendment No. 1;

WHEREAS, Section 2.01(c) of the Credit Agreement permits the incurrence of the Term A-1 Loans without the consent of any party to the Credit Agreement other than the parties hereto;

NOW, THEREFORE, in consideration of the promises and mutual agreements herein contained, the Borrower, Holdings (solely with respect to Sections 5 and 7 hereof), the Lenders party hereto and the Administrative Agent hereby agree as follows:

SECTION 1. Defined Terms. As used herein, the following terms have the meanings set forth below:

“Applicable Rate” shall mean, subject to the proviso set forth below:

(a) for any Eurodollar Term A-1 Loan, 2.00%; provided that such rate shall be reduced to 1.75% at any time that the Total Debt Ratio was less than or equal to 3.00 to 1 as at the last day of the fiscal quarter most recently ended as to which the Company has delivered financial statements and a certificate of a Financial Officer pursuant to Section 6.01; and

(b) for any Base Rate Term A-1 Total Loan, 1.00%; provided that such rate shall be reduced to 0.75% at any time that the Total Debt Ratio was less than or equal to 3.00 to 1 as at the last day of the fiscal quarter most recently ended as to which the Company has delivered financial statements and a certificate of a Financial Officer pursuant to Section 6.01;

provided, that, in the event that, at any time on or after the 45th calendar day following the Incremental Amendment No. 1 Effective Date, the Term A-1 Lead Arranger shall deliver a certificate to the Administrative Agent and the Borrower stating that the Applicable Rate for the Term A-1 Loans is being increased above the levels set forth above, then from and after the date of receipt of such certificate by the Administrative Agent, the Applicable Rates for the Term A-1 Loans shall be as specified by the Term A-1 Lead Arranger in such certificate in lieu of the levels set forth in clause (a) and (b) above.

“Incremental Amendment No. 1 Effective Date” means the date of satisfaction of each of the conditions set forth in Section 6 of Incremental Amendment No. 1.

“Initial Term A-1 Lender” means JPMorgan Chase Bank, N.A.

“Term A-1 Lead Arranger” means J.P. Morgan Securities LLC, in its capacity as sole lead arranger and sole bookrunner for the Term A-1 Loans.

“Term A-1 Loan” means an advance made to the Borrower on the Incremental Amendment No. 1 Effective Date pursuant to Section 2 of Incremental Amendment No. 1 by the Initial Term A-1 Lender in the amount of such Initial Term A-1 Lender’s Term A-1 Loan Commitment. For the avoidance of doubt, Term A-1 Loans shall constitute “Incremental Term Loans and a separate “Class” of Loans for purposes of the Credit Agreement.

“Term A-1 Loan Commitment” means, with respect to the Initial Term A-1 Lender, the commitment of such Initial Term A-1 Lender to make a Term A-1 Loan on the Incremental Amendment No. 1 Effective Date in the amount of $300,000,000.

“Term A-1 Loan Maturity Date” means February 2, 2019 (or if such day is not a Business Day, the next preceding Business Day).

“Term A-1 Lender” means, at any time, any Lender that holds a Term A-1 Loan Commitment or a Term A-1 Loan at such time.

SECTION 2. Funding of the Term A-1 Loans. Subject to the terms and conditions set forth herein, the Initial Term A-1 Lender agrees to make a single loan to the Borrower on the Incremental Amendment No. 1 Effective Date in U.S. dollars in an amount equal to the Term A-1 Loan Commitment. Term A-1 Loans that are repaid or prepaid may not be reborrowed. The Term A-1 Loan Commitment shall terminate upon the funding of the Term A-1 Loan as set forth above on the Incremental Amendment No. 1 Effective Date. Term A-1 Loans may from time to time, at the election of the Borrower, consist of Base Rate Borrowings or Eurodollar Borrowings.

SECTION 3. Repayment of Term A-1 Loans.

The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of the Term A-1 Lenders the outstanding principal amount of the Term A-1 Loans on each date set forth below in the aggregate principal amount set forth opposite such date:

Principal Payment Date	Principal Amount
March 31, 2016	$3,750,000
June 30, 2016	$5,625,000
September 30, 2016	$5,625,000
December 31, 2016	$5,625,000
March 31, 2017	$5,625,000
June 30, 2017	$11,250,000
September 30, 2017	$11,250,000
December 31, 2017	$11,250,000
March 31, 2018	$11,250,000
June 30, 2018	$11,250,000
September 30, 2018	$11,250,000
December 31, 2018	$11,250,000
Term A-1 Loan Maturity Date	$195,000,000

SECTION 4. Interest on Term A-1 Loans.

(a) Base Rate Term A-1 Loans. The Term A-1 Loans comprising each Base Rate Borrowing shall bear interest at a rate per annum equal to the Adjusted Base Rate plus the Applicable Rate.

(b) Eurodollar Term A-1 Loans. The Term A-1 Loans comprising each Eurodollar Borrowing shall bear interest at a rate per annum equal to the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.

(c) Other Interest Provisions. For the avoidance of doubt, the provisions of Section 2.11(c) through (e) and Section 2.12 of the Credit Agreement shall apply to the Term A Loans to the same extent as the Term A Loans.

SECTION 5. Other Terms of Term A-1 Loans. Except as specifically provided in Sections 1 through 4 above of this Incremental Amendment No. 1, all other terms of the Term A-1 Loans (including, without limitation, provisions with respect to voluntary and mandatory prepayments) shall be identical to the terms of the Term A Loans as in effect immediately prior to the Incremental Amendment No.1 Effective Date.

SECTION 6. Effectiveness of Incremental Amendment No. 1. The Incremental Amendment No. 1 Effective Date shall occur on the first Business Day on which each of the following conditions has been satisfied:

(a) Incremental Amendment No.1 Counterparts. The Administrative Agent shall have received executed counterparts to Incremental Amendment No. 1 from each of the Company, Holdings, the Subsidiary Guarantors, the Administrative Agent and the Initial Term A-1 Lender.

(b) Opinion of Counsel to Credit Parties. The Administrative Agent shall have received a favorable written opinion (addressed to the Administrative Agent and the Lenders and dated the Incremental Amendment No. 1 Effective Date) of (i) Kean Miller LLP, counsel to the Credit Parties, in a form satisfactory to the Administrative Agent and (ii) Locke Lord LLP, New York counsel to the Credit Parties, in a form satisfactory to the Administrative Agent and, in each case, covering such matters as the Administrative Agent shall request.

(c) Corporate Matters. The Administrative Agent shall have received such documents and certificates as the Administrative Agent may reasonably request relating to the organization, existence and good standing of each Credit Party, the authorization of Incremental Amendment No. 1, the Term A-1 Loans and the use of proceeds therefrom and any other legal matters relating to the Credit Parties, Incremental Amendment No. 1, the Term A-1 Loans, and the other Loan Documents, all in form and substance reasonably satisfactory to the Administrative Agent.

(d) Financial Officer Certificate. The Administrative Agent shall have received a certificate, dated the Incremental Amendment No. 1 Effective Date and signed by the President, a Vice President or a Financial Officer of the Company, confirming compliance with the conditions set forth in paragraphs (a) and (b) of Section 5.02 of the Credit Agreement.

(e) Solvency Certificate. The Administrative Agent shall have received a certificate from a Financial Officer of the Company to the effect that, as of the Incremental Amendment No. 1 Effective Date, after giving effect to the Term A-1 Loans hereunder and the use of proceeds therefrom:

(i) the aggregate value of all properties of the Company and its Subsidiaries at their present fair saleable value (i.e., the amount that may be realized within a reasonable time, considered to be six months to one year, either through collection or sale at the regular market value, conceiving the latter as the amount that could be obtained for the property in question within such period by a capable and diligent businessman from an interested buyer who is willing to purchase under ordinary selling conditions), exceed the amount of all the debts and liabilities (including contingent, subordinated, unmatured and unliquidated liabilities) of the Company and its Subsidiaries,

(ii) the Company and its Subsidiaries will not, on a consolidated basis, have an unreasonably small amount of capital with which to conduct their business operations as heretofore conducted and

(iii) the Company and its Subsidiaries will have, on a consolidated basis, sufficient cash flow to enable them to pay their debts as they mature.

(f) Borrowing Request. The Administrative Agent shall have received a Borrowing Request with respect to the Term A-1 Loans in accordance with Section 2.03 of the Credit Agreement.

(g) Notice of Term A-1 Loans. The Administrative Agent shall have received the notice requesting the Term A-1 Loans in accordance with Section 2.01(c) of the Credit Agreement.

(h) Other Documents. The Administrative Agent shall have received such other documents as the Administrative Agent or any Lender shall have reasonably requested.

(i) Fees and Expenses. The Company shall have paid to the Term A-1 Lead Arranger such fees as have been separately agreed and all other amounts due and payable, including, to the extent invoiced, reimbursement or payment of all out-of-pocket expenses required to be reimbursed or paid by the Company, in each case on or prior to the Incremental Amendment No.1 Effective Date.

The Administrative Agent shall notify the Company and the Lenders of the Incremental Amendment No.1 Effective Date, and such notice shall be conclusive and binding.

SECTION 7. Counterparts. This Incremental Amendment No. 1 may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Incremental Amendment No. 1 by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart of this Incremental Amendment No. 1.

SECTION 8. Reaffirmation. (A) Each of Holdings, the Borrower and the Subsidiary Guarantors (each, a “Reaffirming Party”) hereby (a) affirms and confirms its guarantees, pledges, grants of Liens, covenants, agreements and other commitments under the Loan Documents to which it is a party and (b) agrees that (i) each Loan Document to which it is a party shall continue to be in full force and effect, (ii) all obligations and liabilities of the Borrower under the Credit Agreement, as amended pursuant to this Incremental Amendment No. 1 (including without limitation, all obligations and liabilities of the Company in respect of the Term A-1 Loans), constitute “Guaranteed Obligations” under and as defined in each of the Amended and Restated Holdings Guaranty and Pledge Agreement and the Credit Agreement and are guaranteed by and entitled to the benefits of each of the Amended and Restated Holdings Guaranty and Pledge Agreement and the guarantees of the Subsidiary Guarantors set forth in Article III of the Credit Agreement, (iii) all obligations and liabilities of the Borrower and the Subsidiary Guarantors under the Credit Agreement, as amended pursuant to this Incremental Amendment No. 1 (including without limitation, all obligations and liabilities of such Credit Parties in respect of the Term A-1 Loans or any guarantee thereof, as applicable) constitute “Secured Obligations” under and as defined in the Amended and Restated Pledge Agreement and are secured by and entitled to the benefits of the Amended and Restated Pledge Agreement, (iv) all obligations and liabilities of Holdings under the Amended and Restated Holdings Guaranty and Pledge Agreement (including without limitation, all obligations and liabilities of Holdings in respect of its guarantee of the Term A-1 Loans) constitute “Secured Obligations” under and as defined in the Amended and Restated Holdings Guaranty and Pledge Agreement and are secured by and entitled to the benefits of the Amended and Restated Holdings Guaranty and Pledge Agreement and (iv) all guarantees, pledges, grants of Liens, covenants, agreements and other commitments under the Loan Documents shall continue to be in full force and effect and shall accrue to the benefit of the Secured Parties and shall not be impaired or discharged hereby or by the transactions contemplated hereby.

(B) The representations and warranties of each Reaffirming Party set forth in the Loan Documents to which it is a party are, after giving effect to hereto, true and correct in all material respects on and as of the Incremental Amendment No. 1 Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date in which case they shall be true and correct in all material respects as of such earlier date.

(C) After giving effect hereto, neither the amendment of the Credit Agreement effected pursuant hereto nor the execution, delivery, performance or effectiveness of this Incremental Amendment No. 1 (i) impairs the validity, effectiveness or priority of the Liens granted pursuant to any Loan Document, and such Liens continue unimpaired with the same priority to secure repayment of all Secured Obligations, whether heretofore or hereafter incurred; or (ii) requires that any new filings be made or other action taken to perfect or to maintain the perfection of such Liens.

SECTION 9. No Novation. The execution and delivery of this Incremental Amendment No. 1 and the effectiveness hereof shall not act as a novation of the Credit Agreement and shall not serve to discharge or release any Obligation or Lien under the Loan Documents. This Incremental Amendment No. 1 shall be a Loan Document for all purposes of the Credit Agreement.

SECTION 10. Applicable Law; Waiver of Jury Trial.

(A) THIS INCREMENTAL AMENDMENT NO. 1 SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES THAT WOULD REQUIRE THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

(B) EACH PARTY HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS INCREMENTAL AMENDMENT NO. 1 AND FOR ANY COUNTERCLAIM HEREIN.

SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Incremental Amendment No. 1 and are not to affect the construction of, or to be taken into consideration in interpreting, this Incremental Amendment No. 1.

IN WITNESS WHEREOF, the parties hereto have caused this Incremental Amendment No. 1 to be duly executed by their respective authorized officers as of the day and year first written above.

LAMAR MEDIA CORP.

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

LAMAR ADVERTISING COMPANY (solely with respect to Sections 8 and 10 hereof)

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President/ Chief Financial Officer

[Incremental Amendment No. 1]

SUBSIDIARY GUARANTORS

COLORADO LOGOS, INC.

FLORIDA LOGOS, INC.

KANSAS LOGOS, INC.

LAMAR ADVERTISING OF MICHIGAN, INC.

LAMAR ADVERTISING OF YOUNGSTOWN, INC.

LAMAR ADVERTISING SOUTHWEST, INC.

LAMAR ELECTRICAL, INC.

LAMAR OCI SOUTH CORPORATION

LAMAR OHIO OUTDOOR HOLDING CORP.

LAMAR PENSACOLA TRANSIT, INC.

MICHIGAN LOGOS, INC.

MINNESOTA LOGOS, INC.

NEBRASKA LOGOS, INC.

NEVADA LOGOS, INC.

NEW MEXICO LOGOS, INC.

OHIO LOGOS, INC.

SOUTH CAROLINA LOGOS, INC.

TENNESSEE LOGOS, INC.

TLC PROPERTIES, INC.

UTAH LOGOS, INC.

LAMAR ALLIANCE AIRPORT ADVERTISING COMPANY

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Amendment No. 1]

ARIZONA LOGOS, L.L.C.

DELAWARE LOGOS, L.L.C.

GEORGIA LOGOS, L.L.C.

KENTUCKY LOGOS, LLC

LOUISIANA INTERSTATE LOGOS, L.L.C.

MAINE LOGOS, L.L.C.

MISSISSIPPI LOGOS, L.L.C.

MISSOURI LOGOS, LLC

MONTANA LOGOS, LLC

NEW JERSEY LOGOS, L.L.C.

OKLAHOMA LOGOS, L.L.C.

VIRGINIA LOGOS, LLC

WASHINGTON LOGOS, L.L.C.

WISCONSIN LOGOS, LLC

By:	Interstate Logos, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

INTERSTATE LOGOS, L.L.C. LAMAR CENTRAL OUTDOOR, LLC THE LAMAR COMPANY, L.L.C. LAMAR TRS HOLDINGS, LLC

By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Amendment No. 1]

LAMAR ADVERTISING OF COLORADO SPRINGS, L.L.C.

LAMAR ADVERTISING OF LOUISIANA, L.L.C.

LAMAR ADVERTISING OF SOUTH DAKOTA, L.L.C.

LAMAR AIR, L.L.C.

LAMAR FLORIDA, L.L.C.

LAMAR OCI NORTH, L.L.C.

LAMAR TENNESSEE, L.L.C.

By:	The Lamar Company, L.L.C., its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR TEXAS LIMITED PARTNERSHIP

By:	The Lamar Company, L.L.C., its General Partner
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

TLC FARMS, L.L.C. TLC Properties, L.L.C.

By:	TLC Properties, Inc., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Amendment No. 1]

LAMAR ADVANTAGE GP COMPANY, LLC LAMAR ADVANTAGE LP COMPANY, LLC TRIUMPH OUTDOOR HOLDINGS, LLC

By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR ADVANTAGE OUTDOOR COMPANY, L.P.

By:	Lamar Advantage GP Company, LLC, its General Partner
By:	Lamar Central Outdoor, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR ADVANTAGE HOLDING COMPANY

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Amendment No. 1]

LAMAR INVESTMENTS, LLC LAMAR SERVICE COMPANY, LLC LAMAR TRANSIT, LLC

By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

OUTDOOR MARKETING SYSTEMS, L.L.C. OUTDOOR PROMOTIONS WEST, LLC TRIUMPH OUTDOOR RHODE ISLAND, LLC

By:	Lamar Transit, LLC, its Managing Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

TLC PROPERTIES II, LLC

By:	Lamar Investments, LLC, its Managing Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Amendment No. 1]

LAMAR ADVERTISING OF PENN, LLC

By:	The Lamar Company, L.L.C., its Class A Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

By:	Lamar Transit, LLC, its Class B Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

LAMAR OBIE COMPANY, LLC

By:	Lamar Media Corp., its Class A Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

By:	Lamar Transit, LLC, its Class B Member
By:	Lamar TRS Holdings, LLC, its Managing Member
By:	Lamar Media Corp., its Managing Member

By:	/s/ Keith A. Istre
	Name:	Keith A. Istre
	Title:	Executive Vice President and Chief Financial Officer

[Incremental Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ Peter Thauer
	Name:	Peter Thauer
	Title:	Managing Director

[Incremental Amendment No. 1]

JPMORGAN CHASE BANK, N.A., as Initial Term A-1 Lender

By:	/s/ Peter Thauer
	Name:	Peter Thauer
	Title:	Managing Director

[Incremental Amendment No. 1]